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                                                                    Exhibit 10.4



(FAIRCHILD SEMICONDUCTOR LOGO)

                       FAIRCHILD SEMICONDUCTOR STOCK PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT


This is a Non-Qualified Stock Option Agreement dated APRIL 28, 2003 (the Grant
Date) between Fairchild Semiconductor International, Inc. (the Company) and KIRK POND, a salaried employee of the Company or one of its subsidiaries (you or the Optionee).

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                        The Company grants you the option to purchase up to 250,000 shares of the Company's Class A Common Stock at
OPTION GRANT;           an exercise price of $11.50 per share. This option grant is subject to the terms of the Fairchild
EXERCISE PRICE          Semiconductor Stock Plan, as well as to the terms of this agreement, and your Employment Agreement dated March 7, 2003 (your "Employment Agreement"). This grant under the Fairchild Semiconductor Stock Plan has been authorized by the board of directors.
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                        The term of your option is 8 years plus one day from the Grant Date. Your option terminates at the end of
OPTION TERM; VESTING    the term and cannot be exercised after the term. You can exercise your option only to the extent it has vested. Your option will vest in increments, as follows:

                        Vesting Date                                                           Percentage Vested
                                                                                (including portion that vested the preceding year)
                        1st Anniversary of Grant Date.................................................25%
                        2nd Anniversary of Grant Date.................................................50%
                        3rd Anniversary of Grant Date.................................................75%
                        4th Anniversary of Grant Date................................................100%

                        provided that your option will vest in its entirety upon your retirement from the Company in accordance with the terms of your employment agreement with the Company, or otherwise in accordance with other agreements governing your employment.
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                        You must remain an employee of the Company or a subsidiary to be able to exercise your option, except as
TERMINATION OF          follows, or as otherwise provided in any agreement governing your employment with the Company:
EMPLOYMENT
                        Death, Disability, Certain Cases of Retirement, Qualifying Termination. In the event your employment terminates as a result of your (i) death, (ii) Disability, (iii) retirement upon or following the expiration of the initial term of your Employment Agreement or (iv) Qualifying Termination, your option may thereafter be exercised in whole or in part at any time before the expiration of the option term.

                        All other cases. If your employment terminates for any reason other than those provided in the preceding paragraph, your option may be exercised to the extent provided by the Fairchild Semiconductor Stock Plan.
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                        Your option is not transferable except by will or the laws of decent and distribution.  During your lifetime
NON-TRANSFERABILITY     only you can exercise your option. This option shall not be subject to attachment or similar process. Any attempted sale, pledge, assignment, transfer or other disposition of your option contrary to the provisions of this agreement, or the levy of any attachment or similar process upon your option, shall be null and void without effect.
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                        Nothing in this agreement gives you the right to remain employed by the Company or any subsidiary.  This
MISCELLANEOUS           agreement shall be governed by the laws of the State of Maine, without regard to conflicts of laws principles. The section and paragraph headings in this agreement are for convenience of reference only and shall not affect the construction or interpretation of this agreement.
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                        Your signature and the signature of an authorized officer of the Company below indicate your and the
SIGNATURES              Company's agreement to the terms of this Non-Qualified Stock Option Agreement as of the Grant Date.

                        OPTIONEE:                                               FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.



                        /s/ Kirk P. Pond                                        /s/ Kirk P. Pond
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                        KIRK POND                                               Kirk P. Pond
                        SSN/GLOBAL ID:                                          Chairman, President and CEO
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